UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Susan N. Roth Vice President, Corporate Secretary and Assistant General Counsel Law Department Tel: 423.294.8913 Fax: 423.294.2590

May 6, 2005

Contractowner of The Paul Revere Variable Annuity Contract Accumulation Fund

In re: Incorrect Meeting Day reported in Proxy Statement

Dear Contractowner:

Please be advised that the day of the week for the annual meeting (“Meeting”) of variable annuity contractholders of The Paul Revere Variable Annuity Contract Accumulation Fund specified in the proxy statement dated April 18, 2005 (the “Proxy Statement”) that you received recently is incorrect. The correct day is Wednesday, not Thursday as reported in the Proxy Statement. However, please note that the date of the Meeting, May 18, 2005, is correct.

Sincerely,

Susan N. Roth

UnumProvident Corporation  •  1 Fountain Square, Chattanooga, TN 37402  •  423.294.1011  •  www.unumprovident.com